Exhibit 10.2

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ASECURITIES ACT@) OR THE SECURITIES LAWS OF ANY STATE.  NEITHER THE SECURITIES REPRESENTED HEREBY MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED NOR MAY THE SHARES BE ISSUED UPON EXERCISE UNLESS SUCH SECURITIES AND SHARES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH SALE, TRANSFER, PLEDGE OR ISSUANCE IS EXEMPT FROM REGISTRATION.

SINO CLEAN ENERGY, INC.

Non-statutory Stock Option Agreement

1.             Grant of Option. This Non-statutory Stock Option Agreement (the “Agreement”) evidences the grant by Sino Clean Energy, Inc., a Nevada corporation (the “Company”), on December 15, 2008 (the “Grant Date”) to Hon Wan Chan, also known as Helice Chan, an officer of the Company (the “Optionee”), of an option (the “Option”) to purchase, in whole or in part, on the terms provided herein, a total of 100,000 shares (the “Shares”) of common stock, $0.001 par value per share, of the Company (“Common Stock”) at an exercise price equal to the last reported sale price per Share in the over-the-counter market on the Grant Date, as reported by the Financial Industry Regulatory Authority’s OTC Bulletin Board, the National Quotation Bureau Incorporated or any similar organization or agency reporting prices in the over-the-counter market per Share.  Unless earlier terminated, this Option shall expire at 5:00 p.m., Eastern time, on December 14, 2010 (the “Final Exercise Date”).

        It is intended that the Option evidenced by this Agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Optionee”, as used in this Option, shall be deemed to include any person who acquires the right to exercise this Option validly under its terms.

2.             Vesting Schedule. The Option shall vest and the Shares shall be subject to exercise commencing on the Grant Date.  The right of exercise shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this Option under Section 3 hereof.

3.             Exercise of Option.

a.           Form of Exercise. Each election to exercise this Option shall be in writing in the form of the Notice of Exercise attached hereto as Appendix A, signed by the Optionee, and received by the Company at its principal office, accompanied by this Agreement, and payment in full by a check or money order made payable to the Company in the amount of the exercise price and any withholding tax, as provided under Section 5 hereof.  The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this Option may be for any fractional share.

b.           Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Optionee, at the time he or she exercises this Option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company.

c.           Termination of Relationship with the Company.  If the Optionee ceases to have continuous relationship with the Company as described in paragraph (b) above for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three (3) months after such cessation (but in no event after the Final Exercise Date), provided that this Option shall be exercisable only to the extent that the Optionee was entitled to exercise this Option on the date of such cessation.  Notwithstanding the foregoing, if the Optionee, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this Option shall terminate immediately upon written notice to the Optionee from the Company describing such violation.

d.           Exercise Period Upon Death or Disability.  If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she has a continuous relationship with the Company as described in paragraph (b) above and the Company has not terminated such relationship for Cause as specified in paragraph (e) below, this Option shall be exercisable, within the period of twelve (12) months following the date of death or disability of the Optionee, by the Optionee (or in the case of death by an authorized transferee), provided that this Option shall be exercisable only to the extent that this Option was exercisable by the Optionee on the date of his or her death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

e.           Discharge for Cause.  If the Optionee, prior to the Final Exercise Date, is discharged by the Company for Cause (as defined below), the right to exercise this Option shall terminate immediately upon the effective date of such discharge. “Cause” means, in each case, as reasonably determined by the Company’s Board of Directors and which determination shall be conclusive: (i) conviction of, or entry of a pleading of guilty or no contest by, Executive with respect to a felony or any lesser crime of which fraud or dishonesty is a material element; (ii) Executive's willful dishonesty towards the Company; (iii) Executive's willful and continued failure to perform substantially all of his duties with the Company, or a failure to follow the lawful direction of the Board after the Board delivers a written demand for substantial performance and Executive neglects to cure such a failure to the reasonable satisfaction of the Board within five (5) business days following receipt of such written demand; (iv) Executive's knowing and intentional failure to comply with applicable laws with respect to the execution of the Company's business operations or his material breach of this Agreement; (v) Executive's theft, fraud, embezzlement, dishonesty or similar conduct which has resulted or is likely to result in material damage to the Company or any subsidiaries and Affiliate; or (vi) Executive's habitual intoxication or continued abuse of illegal drugs which materially interferes with Executive's ability to perform his assigned duties and responsibilities.  The Optionee shall be considered to have been discharged for Cause if the Company’s Board of Directors determines, within thirty (30) days after the Optionee’s resignation, that discharge for cause was warranted.

4.             Company Right of First Refusal.

a.           Notice of Proposed Transfer.  If the Optionee proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “Transfer”) any Shares acquired upon exercise of this Option, then the Optionee shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company.  The Transfer Notice shall name the proposed transferee and state the number of such Shares the Optionee proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

b.           Company Right to Purchase.  For thirty (30) days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Optionee within such 30-day period.  Within ten (10) days after his receipt of such notice, the Optionee shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Optionee or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company.  Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Optionee a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

c.           Shares Not Purchased By Company.  If the Company does not elect to acquire all of the Offered Shares, the Optionee may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice.  Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

d.            Consequences of Non-Delivery.  After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Optionee on account of such Offered Shares or permit the Optionee to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

e.             Exempt Transactions.  The following transactions shall be exempt from the provisions of this Section 4:

i.           Any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Optionee, or to a trust for their benefit;

ii.           Any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

iii.           The sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (i) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

f.             Assignment of Company Right.  The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

g.            Termination.  The provisions of this Section 4 shall terminate upon the earlier of the following events:

i.           the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

ii.           the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Common Stock immediately prior to such transaction beneficially own, directly or indirectly, more than 75% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

h.            No Obligation to Recognize Invalid Transfer.  The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

i.             Legends.  The certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):
"The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company."

5.             Withholding. No Shares will be issued pursuant to the exercise of this Option unless and until the Optionee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

6.             Compliance with Laws and Regulations.

a.           The exercise of this Option and the issuance of the Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any national securities exchange (or the Nasdaq Stock Market or the Over-the-Counter Bulletin Board, if applicable) on which the Common Stock may be listed or quoted for trading at the time of such exercise and issuance.

b.           The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.  The Company, however, shall use its best efforts to obtain all such approvals.

7.             Investment Intent; Restrictions on Transfer.  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Section 4 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and that the transferability thereof is restricted.  If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee has either such experience and knowledge in investment, financial and business matters or has investments similar to the stock of the Company such that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

8.             Nontransferability of Option. Subject to Section 4, this Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, this Option shall be exercisable only by the Optionee.

9.             Optionee Not a Shareholder.  Optionee shall have no rights as a shareholder with respect to the Common Shares of the Company covered by this Option until the date of issuance of a stock certificate or stock certificates to her upon exercise of this Option.  No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

10.            No Right to Employment.  Nothing in the Option granted hereby shall interfere with or limit in any way the right of the Company to terminate Optionee's employment or consulting at any time, nor confer upon Optionee any right to continue in the employ of, or consult with, the Company.

11.            Adjustment in Option Shares.  Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

12.           Notices.  All notices to the Company shall be addressed to the Chief Executive Officer at the principal executive office of the Company, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company, or to such other address as either may designate to the other in writing.  A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the postal service.  In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the Chief Executive Officer (as the case may be).

13.           Applicable Law.  This Agreement has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the Company has caused this Option to be executed under its corporate seal by its duly authorized officer.  This Option shall take effect as a sealed instrument.

SINO CLEAN ENERGY, INC

Dated: __________, 200_	By:
Baowen Ren
Chief Executive Officer

APPENDIX A

NOTICE OF EXERCISE

Sino Clean Energy, Inc.
Room 2205, Suite A, Zhengxin Building, No. 5
Gaoxin 1st Road, Gao Xin District, Xi’an, Shaanxi Province
People’s Republic of China

(1)           The undersigned hereby elects to purchase ________ shares of the Common Stock of Sino Clean Energy, Inc. (the “Company”) pursuant to the terms of the attached Non-statutory Stock Option Agreement and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any, in the amount of $ _____________.

(2)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

________________________
(Name)
________________________
________________________
(Address)

(3)           The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Act”), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)